UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2010

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events.

On August 9, 2010, WellCare Health Plans, Inc. (the “Company”) issued a press release announcing an agreement with the Lead Plaintiffs on the material terms of a settlement to resolve the previously disclosed putative securities class action consolidated complaint filed against the Company.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, regarding the prospective resolution of the putative class action consolidated complaint.  Such forward-looking statements are based on current expectations, are predictive in nature, and involve known and unknown risks and uncertainties that may cause the Company’s actual outcomes and results to differ materially from those projected or contemplated in the forward-looking statements.  These risks and uncertainties include, but are not limited to, the risk that the settlement will not be finalized or approved.  If the settlement is not finalized, the ultimate resolution and its impact on the Company cannot be assessed.  Forward-looking statements in this Current Report on Form 8-K should be evaluated and read in conjunction with the other risks and uncertainties that affect the Company’s business, including those found under the captions “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, “Forward Looking Statements” and “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010, and in other filings by the Company with the U.S. Securities and Exchange Commission, which contain discussions of the Company’s business and the various factors that may affect it.  Given these risks and uncertainties, we can give no assurances that any results or events projected or contemplated by our forward-looking statements will in fact occur and we caution you not to place undue reliance on these statements.  The Company undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits.

99.1	Press release dated August 9, 2010 announcing an agreement with the Lead Plaintiffs in class action settlement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
August 9, 2010	/s/Timothy S. Susanin Timothy S. Susanin Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press release dated August 9, 2010 announcing an agreement with the Lead Plaintiffs in class action settlement